UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2025
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MARKEL GROUP INC.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 29, 2025, Markel Group Inc. (Markel Group or the Company) issued a press release announcing its 2025 third quarter and nine-months financial results. A copy of the press release is furnished as Exhibit 99.1.

Additionally, the Company has furnished supplemental recast quarterly financial information as Exhibit 99.2 in connection with the re-segmentation of its businesses (see Item 7.01 below).

Item 7.01	Regulation FD Disclosure

In the third quarter of 2025, Markel Group made notable changes to its financial reporting, including the re-segmentation of its businesses, the expansion of both consolidated and segment financial metrics, and the addition of detail regarding its business strategy, among others. The Company has furnished a "Reporting Changes Guide" as Exhibit 99.3 to assist users in navigating the changes. The guide is also posted on the Company's website at ir.mklgroup.com.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued October 29, 2025
99.2	Supplemental Recast Quarterly Financial Information
99.3	Reporting Changes Guide
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

October 29, 2025	By:	/s/ Brian J. Costanzo
	Name:	Brian J. Costanzo
	Title:	Chief Financial Officer

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